Exhibit (c)(10)

                             SCUDDER INVESTORS TRUST

               Amended and Restated Establishment and Designation
                   of Series of Shares of Beneficial Interest

         The undersigned, being a majority of the Trustees of Scudder Investors Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section
5.11 of the Trust's Declaration of Trust dated October 14, 1998 (the "Declaration of Trust"), having heretofore established and designated the shares of beneficial interest of the Trust into three separate series (each individually a "Fund" and collectively the "Funds"), hereby terminate two such Funds, effective May 17, 2002, as set forth below in paragraph 2:

         1.       The Funds heretofore designated are as follows:

                  Scudder Focus Growth Fund
                  Scudder Research Fund
                  Scudder S&P 500 Stock Fund

         2. The following Funds are hereby terminated, effective May 17, 2002:

                  Scudder Focus Growth Fund
                  Scudder Research Fund


         All other terms and conditions of the Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated February 23, 2001 shall remain in effect.

/s/John W. Ballantine                           /s/Lewis A. Burnham
-------------------------------                 -------------------------------
John W. Ballantine, Trustee                     Lewis A. Burnham, Trustee


/s/Donald L. Dunaway                            /s/James R. Edgar
-------------------------------                 -------------------------------
Donald L. Dunaway, Trustee                      James R. Edgar, Trustee


/s/Paul K. Freeman                              /s/William F. Glavin Jr.,
-------------------------------                 -------------------------------
Paul K. Freeman, Trustee                        William F. Glavin, Jr., Trustee


/s/Richard T. Hale                              /s/Robert B. Hoffman
-------------------------------                 -------------------------------
Richard T. Hale, Trustee                        Robert B. Hoffman, Trustee


/s/Shirley D. Peterson                          /s/Fred B. Renwick
-------------------------------                 -------------------------------
Shirley D. Peterson, Trustee                    Fred B. Renwick, Trustee

/s/William P. Sommers                           /s/John G. Weithers
-------------------------------                 -------------------------------
William P. Sommers, Trustee                     John G. Weithers, Trustee



Dated:  May 17, 2002



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